EXHIBIT 10.13(a)


PURCHASER(S):                       SELLER:
MONTANA TUNNELS MINING, INC.        CATERPILLAR FINANCIAL SERVICES CORPORATION
P.O.  BOX  176                      2120  West  End  Avenue
JEFFERSON  CITY,  MT  59638         Nashville,  TN  37203-0001
County:  JEFFERSON
--------------------------------------------------------------------------------
Subject  to  the  terms  and  conditions set forth below and on the reverse side hereof, Seller hereby sells the equipment described below (the "Unit" or "Units") to Purchaser, and Purchaser (if more than one, jointly and severally), having been offered both a cash sale price and a time sale price, hereby buys the Units from Seller on a time sale basis.
--------------------------------------------------------------------------------
NEW     (IF USED)                                                     DELIVERED
OR      FIRST     MODEL    DESCRIPTION OF UNIT(S)         SERIAL#     CASH SALE
USED    USED                                                              PRICE
--------------------------------------------------------------------------------

(1)  USED         785B     Caterpillar OFF-HIGHWAY TRUCK  6HK00516   319,077.25

(1)  USED         785B     Caterpillar OFF-HIGHWAY TRUCK  6HK00517   319,077.25



--------------------------------------------------------------------------------
FIRST    DESCRIPTION OF ADDITIONAL
         SECURITY
USED     (MAKE, MODEL, & SERIAL NUMBER)    Sub-Total . . . . . . . $  638,154.30
---------------------------------------
                                           Sales  Tax. . . . . . . $        0.00
                                       1.  Total Cash Sale Price . $  638,154.50
                                           Cash Down Pay
                                           Net Trade-in Allow  0.00
---------------------------------------
FIRST    DESCRIPTION OF TRADE-IN
          EQUIPMENT
USED     (MAKE, MODEL & SERIAL NUMBER) 2.  Total Down Payment . . .$        0.00
---------------------------------------
                                       3.  Unpaid Balance of Cash
                                           Price(1-2). . . . . . . $  638,154.50
                                       4.  Official Fees (Specify) $        0.00

                                       5.  Physical Coverage
                                           Insurance. . . . . . . .$
                                       6.  Principal Balance
                                           (Amount Financed)(3+4+5)$ 638,154.50
---------------------------------------
Trade in Value                         7   Finance Charge
Less  Owing to (_______)                   (Time Price
                                           Differential) . . . . . $  104,904.22
Net Trade-in Allowance      0.00       8.  Time Balance
                                           (Total of Payments)(6+7)$  743,058.72
Location of Units:                     9.  Time Sale Balance
5 MILES W. OF JEFFERSON CITY               (Deferred Payment Price)
JEFFERSON  CITY,  MT  59638  JEFFERSON     (2+8) . . . . . . . . . $  743,058.72
                                      10.  Annual Percentage Rate          7.50%
                                      11.  Date FINANCE CHARGE begins to accrue
                                           JANUARY 1, 2002

Purchaser  hereby  sells  and  conveys  to  Seller  the above described Trade-in
Equipment and warrants it to be free and clear of all claims, liens, security interests and encumbrances except to the extent shown above.

     I. PAYMENT: Purchaser shall pay to Seller, at P.O. BOX 100647, PASADENA CA 91189-0647 or such other location Seller designates in writing, the Time Balance (Item 8 above) as follows [check (a) or (b)]:

___(a) in 48 equal monthly installments of $____ each, with the first installment due on FEBRUARY 1, 2002, and the balance of the installments due on the like day of each month thereafter, (except no payments shall be due during the month(s) of (____n_/a____), until the entire indebtedness has been paid; or

_x_(b)  in  accordance  with  the  Payment Schedule attached to this Contract.

(Provisions  of  section  1  continued  on  reverse)
   SEE REVERSE SIDE FOR ADDITIONAL TERMS AND CONDITIONS WHICH ARE A PART OF THIS
                                    CONTRACT.

LIABILITY INSURANCE COVERAGE FOR BODILY INJURY AND PROPERTY DAMAGE CAUSED TO OTHERS IS NOT INCLUDED IN THIS CONTRACT.

NOTICE TO PURCHASER: (1) DO NOT SIGN THIS CONTRACT BEFORE YOU READ IT OR IF IT CONTAINS ANY BLANK SPACES: (2) YOU ARE ENTITLED TO AN EXACT COPY OF THE CONTRACT YOU SIGN (3) UNDER THE LAW YOU MAY HAVE THE RIGHT TO PAY OFF IN ADVANCE THE FULL AMOUNT DUE AND TO OBTAIN A PARTIAL REFUND OF THE FINANCE CHARGE.

PURCHASER ACKNOWLEDGES RECEIPT OF A FULLY COMPLETED COPY OF THIS CONTRACT EXECUTED BY PURCHASER. THIS CONTRACT IS NOT BINDING UPON SELLER UNTIL EXECUTED BY AN AUTHORIZED REPRESENTATIVE OF SELLER.

Purchaser(s) and Seller have duly executed this Contract as of_________________, 20____.

Purchaser(s):                         Seller:
MONTANA TUNNELS MINING, INC.          CATERPILLAR FINANCIAL SERVICES CORPORATION

Signature /s/  Ken Eickerman          Signature_________________________________
             ------------------

Name (PRINT)   Ken Eickerman          Name (PRINT)______________________________
            -------------------

Title    Operations Controller        Title_____________________________________
     --------------------------

          ATTACHMENT TO INSTALLMENT SALE CONTRACT (SECURITY AGREEMENT)

     Dated as of ___________________________
     between
                   MONTANA TUNNELS MINING, INC. ("PURCHASER") and
              CATERPILLAR FINANCIAL SERVICES CORPORATION ("SELLER")

                                PAYMENT SCHEDULE

Payment Dates                    Payment Numbers           Payment Amounts Due

      2/1/02                       1     - 1               $           0.00
------------------
 3/1/02 - 1/1/06                   2     - 48              $      15,809.76
------------------





MONTANA TUNNELS MINING, INC.         CATERPILLAR FINANCIAL SERVICES CORPORATION
(Purchaser)                          (Seller)

Signature /s/  Ken Eickerman         Signature_________________________________
             ------------------

Name (PRINT)   Ken Eickerman         Name (PRINT)______________________________
            -------------------

Title   Operations Controller        Title_____________________________________
     --------------------------

Date      January 9, 2002            Date______________________________________
    ---------------------------

                               GUARANTY OF PAYMENT

THIS GUARANTY ("Guaranty") is made and entered into as of ____________________ by APOLLO GOLD, INC., (hereinafter, referred to as "Guarantor"), in favor of Caterpillar Financial Services Corporation, 2120 West End Avenue, Nashville, Tennessee 37203-0001 (hereinafter referred to as "Caterpillar Financial"), guaranteeing the Indebtedness (as hereinafter defined) of MONTANA TUNNELS MINING, INC. (hereinafter referred to as "Obligor").

WITNESSETH:

FOR VALUE RECEIVED, and/or as an inducement to Caterpillar Financial to now or hereinafter enter into, purchase or otherwise acquire the agreements, accounts and/or other obligations evidencing and/or securing Obligor's Indebtedness and in consideration of and for credit and financial accommodations now or hereafter extended to or for the account of the Obligor (which includes Caterpillar Financial's consent to an assignment and/or assumption of the Indebtedness), which is in the best interest of Guarantor and which would not have been extended but for this Guaranty, the Guarantor agrees as follows:

SECTION  1.  GUARANTY  OF  OBLIGOR'S INDEBTEDNESS.  Guarantor hereby absolutely,
-------------------------------------------------
irrevocably  and  unconditionally  agrees to, and by these presents does hereby:
(a) guarantee the prompt and punctual payment, performance and satisfaction of all present and future indebtedness and obligations of Obligor to Caterpillar Financial which Obligor now owes Caterpillar Financial or which Obligor shall at any time or from time to time hereafter owe Caterpillar Financial when the same shall become due in connection with or arising out of that certain INSTALLMENT SALE CONTRACT by and between Obligor and Caterpillar Financial dated JANUARY 1, 2002, including any and all existing and future additional schedules, amendments and/or related agreements thereto (the "Contract"), whether direct or contingent, due or to become due, joint or several, primary or secondary, liquidated or unliquidated, secured or unsecured, original or renewed or extended, or by open account or otherwise, and whether representing rentals, principal, interest and/or late charges or other charges of an original balance, an accelerated balance, a balance reduced by part payment or a deficiency after sale of collateral or otherwise and (b) undertake and guarantee to pay on demand and indemnify Caterpillar Financial against all liabilities, losses costs, attorney's fees, and expenses which may be suffered by Caterpillar Financial by reason of Obligor's default or default of the Guarantor (with all of Obligor's indebtedness and/or obligations as stated above (including all costs, fees and expenses (being hereinafter individually and collectively referred to under this Guaranty as Obligor's "Indebtedness", which Indebtedness shall be conclusively presumed to have been created in reliance upon this Guaranty).

SECTION  2.  JOINT,  SEVERAL  AND  SOLIDARY LIABILITY.  Guarantor further agrees
-----------------------------------------------------
that its obligations and liabilities for the prompt and punctual payment, performance and satisfaction of Obligor's Indebtedness are independent of any agreement or transaction with any third parties and shall be on a "joint and several" and "solidary" basis along with Obligor to the same degree and extent as if Guarantor had been and/or will be a co-borrower, co-principal obligor and/or co-maker of Obligor's Indebtedness. In the event that there is more than one guarantor under this Guaranty, or in the event that there are other guarantors, endorsers, sureties or any other party who may at any time become liable for all or any portion of Obligor's Indebtedness (each, an "Other Obligor"), the provisions hereof shall be read with all grammatical changes thereby rendered necessary and each reference to the Guarantor shall include each and every one of those parties liable for all or any portion of Obligor's Indebtedness and each Guarantor's obligations and liabilities hereunder shall be on a "joint and several" and "solidary" basis along with such Other Obligors.

SECTION  3.  DURATION;  CANCELLATION OF GUARANTY.  This Guaranty and Guarantor's
------------------------------------------------
obligations and liabilities hereunder shall remain in full force and effect until such time as Obligor's Indebtedness shall be fully and finally paid, performed and/or satisfied, until such time as this Guaranty may be cancelled by Caterpillar Financial under a written cancellation instrument in favor of Guarantor or otherwise stated herein.

SECTION 4.  DEFAULT BY OBLIGOR.  Immediately upon Obligor's default under any of
------------------------------
its Indebtedness in factor of Caterpillar Financial, Caterpillar Financial may make demand upon Guarantor and Guarantor unconditionally and absolutely agrees to pay the full then unpaid amount of all of Obligor's Indebtedness (whether at stated maturity, by required prepayment, declaration, acceleration or otherwise) and/or perform any covenant or agreement hereunder guaranteed. Such payment or payments shall be made immediately following demand by Caterpillar Financial at Caterpillar Financial's offices indicated above.

SECTION  5.  ADDITIONAL  COVENANTS.  Guarantor  further  agrees that Caterpillar
----------------------------------
Financial may, at its sole option, at any time, and from time to time, without the consent of or notice to guarantor, or to any other party, and without incurring any responsibility to Guarantor or to any other party, and without affecting, impairing or releasing the obligations of Guarantor under this
Guaranty: (a) discharge or release any party (including, but not limited to, Obligor, secondary obligors of Obligor's indebtedness or any co-guarantor under this Guaranty) who is or may be liable to Caterpillar Financial for Obligor's Indebtedness; (b) sell at public or private sale, exchange, release, impair, surrender, substitute, realize upon or otherwise deal with, in any manner and in any order and upon such terms and conditions as Caterpillar Financial deems best at is uncontrolled discretion, any leased equipment and/or any such collateral listed in the Contract or now or hereafter otherwise directly or indirectly securing repayment of Obligor's indebtedness (all such leased equipment and/or all such collateral shall hereinafter be referred to as the "Equipment"), including without limitation, the purchase of all or any part of such collateral for Caterpillar Financial's own account; (c) change the manner, place or terms of payment and/or available credit (including without limitation increase or decrease in the amount of such payments, available credit or any interest rate adjustments), or change or extend the time of payment of or renew, as often and for such periods as Caterpillar Financial may determine, or alter Obligor's Indebtedness or grant any other indulgence to Obligor and/or any secondary obligors or Obligor's Indebtedness or any co-guarantor under this Guaranty; (d) settle or compromise Obligor's Indebtedness with Obligor and/or third party or refuse any offer of performance with respect to, or substitutions for, the Indebtedness; (e) take or accept any other security or guaranty for any or all of Obligor's Indebtedness; and/or (f) enter into, deliver, modify, amend or waive compliance with, any instrument, agreement or arrangement evidencing, securing or otherwise affecting, all or any part of Obligor's Indebtedness.

SECTION  6.  NO  RELEASE  OF GUARANTOR.  Guarantor's obligations and liabilities
--------------------------------------
under this Guaranty shall not be released, impaired, reduced or otherwise affected by, and shall continue in full force and effect, notwithstanding the occurrence of any event, including without limitation any one or more of the following events: (a) death, insolvency, bankruptcy, arrangement, adjustment, composition, liquidation, disability, dissolution or lack of authority (whether corporate, partnership or trust) of Obligor (or any person acting on Obligor's behalf) or any Other Obligor or any other defense based on or arising out of the lack of validity or unenforceability of the indebtedness or any agreement or instrument relating thereto or any provisions thereof and/or Obligor's absence or cessation of liability thereunder for any reason, including without limitation, Caterpillar Financial's failure to preserve any right or remedy against Obligor; (b) any change in Obligor's financial condition; (c) partial payment or payments of any amount due and/or outstanding under Obligor's Indebtedness; (d) any change in Obligor's management, ownership, identity or business or organizational structure; (e) any payment by Obligor or any other party to Caterpillar Financial that is held to constitute a preferential transfer or a fraudulent conveyance under any applicable law, or for any reason, Caterpillar Financial is required to fund such payment or pay such amount to Obligor or to any other person; (f) any sale, lease or transfer, whether or not commercially reasonable, or all or any part of Obligor's assets and/or any assignment, transfer or delegation of Obligor's indebtedness to any third party (whereby this Guaranty shall continue to extend to all sums due from or for the account of Obligor and/or the new or substituted legal entity); (g) any failure to perfect any lien or security interest securing the indebtedness or preserve any right, priority or remedy against any Equipment; (h) any interruption, change or cessation of relations between Guarantor and Obligor; (i) any defect in, damage to, destruction of or loss of or interference with possession or use of any Equipment for any reason by Obligor or any other person; (j) any act or omission by Caterpillar Financial which increases the scope of Guarantor's risk, including without limitation, negligent administration of transactions with Obligor, and/or (k) any other occurrence or circumstance whatsoever, whether similar or dissimilar to the foregoing, which might otherwise constitute a legal or equitable discharge, release or defense of a guarantor or surety or which might otherwise limit recourse against Guarantor.

SECTION  7.  WAIVERS  OF  GUARANTOR.  Guarantor  waives,  for  the  benefit  of
-----------------------------------
Caterpillar Financial (which waivers shall survive until this Guaranty is released or terminated in writing by Caterpillar Financial): (a) notice of the acceptance of this Guaranty; (b) notice of the existence, creation or incurrence of new and/or additional debt owing from Obligor to Caterpillar Financial; (c) presentment, protest and demand, and notice of protest, demand, nonpayment, nonperformance and dishonor of any and all agreements, notes or other obligations signed, accepted, endorsed or assigned to or by Caterpillar Financial or agreed to between Obligor and Caterpillar Financial; (d) notice of adverse change in Obligor's financial condition or any other fact which might materially increase the risk of Guarantor; (e) any and all rights in and notices or demands relating to any Equipment, including without limitation, all rights, notices, advertisements or demands relating, whether directly or indirectly, to the foreclosure, sale or other disposition of any or all such Equipment or the manner of such sale or other disposition; (f) any claim, right or remedy which Guarantor may now have or hereafter acquire against the Obligor that arises hereunder and/or from the performance by any Other Obligor including, without limitation, any claim, remedy or right of subrogation, reimbursement, exoneration, contribution, indemnification, or participation in any claim, right or remedy of Caterpillar Financial against the Obligor or any security which Caterpillar Financial now has or hereafter acquires with respect to the Obligor, whether or not such claim, right or remedy arises in equity, under contract (express or implied), by statute, under common law or otherwise; (g) notice of any default by Obligor or any other person obligated in any manner for all or any portion of Obligor's indebtedness and notice of any legal proceedings against such parties; (h) any right of contribution from any Other Obligors; (i) notice and hearing as to any prejudgment remedies; (j) any defense which is premised on an alleged lack of consideration of the obligations undertaken by Guarantor, including without limitation, any defense to the enforcement of this Guaranty based upon the timing of execution of this Guaranty and/or that the Guaranty had been executed after the execution date of any agreements evidencing the indebtedness; (k) all exemptions and homestead laws; (l) any other demands and notices required by law; (m) all setoffs and counterclaims against Caterpillar Financial and/or Obligor; (n) any defense based on the claim that Guarantor's liabilities and obligations exceed or are more burdensome than those of Obligor; (o) any defense which the Obligor may assert or be able to assert on the underlying indebtedness or which may be asserted by Guarantor, including but not limited to (i) breach of warranty, (ii) fraud, (iii) statue of frauds, (iv) infancy, (v) statute of limitations, (vi) lender liability, (vii) accord and satisfaction, (viii) payment and/or (ix) usury.

SECTION  8.  ENFORCEMENT  OF GUARANTOR'S OBLIGATIONS AND LIABILITIES.  Guarantor
--------------------------------------------------------------------
agrees that, should Caterpillar Financial deem it necessary to file an appropriate collection action to enforce Guarantor's obligations and liabilities under this Guaranty, Caterpillar Financial may commence such a civil action against Guarantor without the necessity of first (i) attempting to collect Obligor's indebtedness from Obligor or from any Other Obligor, whether through filing of suit or otherwise, (ii) attempting to exercise any rights Caterpillar Financial may have against any Equipment, whether through re-lease, the filing of an appropriate foreclosure action or otherwise, (iii) including Obligor or any Other Obligor as an additional party defendant in such a collection action against Guarantor, or (iv) pursuing any other remedy in Caterpillar Financial's power or to mitigate damages. If there is more than one guarantor under this Guaranty, each Guarantor additionally agrees that Caterpillar Financial may file an appropriate collection and/or enforcement action against any one or more of them, without impairing the rights of Caterpillar Financial against any other guarantor under this Guaranty.

SECTION  9.  CONSTRUCTION.  This  writing  is  intended as a final expression of
-------------------------
this Guaranty agreement and is a complete and exclusive statement of the terms of that agreement, provided however, that the provisions of this Guaranty shall be in addition to and cumulative of, and not in substitution, novation or discharge of, any and all prior or contemporaneous written guaranties or other written agreements by Guarantor (or any one or more of them), in favor of Caterpillar Financial or assigned to Caterpillar Financial by others, all of which shall be construed as complementing each other. Nothing herein contained shall prevent Caterpillar Financial from enforcing any and all such other guaranties or agreements in accordance with their respective terms.

SECTION  10.  SUCCESSORS  AND  ASSIGNS  BOUND.  Guarantor's  obligations  and
---------------------------------------------
liabilities under this Guaranty shall be binding upon Guarantor's successors, heirs, legates, devisees, administrators, executors and assigns. Caterpillar Financial may assign this Guaranty and any and all rights and interests included herein in Caterpillar Financial's sole discretion without notice to Guarantor and the rights and remedies granted to Caterpillar Financial under this Guaranty shall also insure to the benefit of Caterpillar Financial's successors and assigns, as well as to any and all subsequent holder or holders of any of Obligor's Indebtedness subject to this Guaranty, without setoff, counterclaim, reduction, recoupment, abatement, deduction or defense based on any claim Guarantor may have against Caterpillar Financial, such successors and assigns or subsequent holders of Obligor's Indebtedness. Guarantor shall not assign this Guaranty without prior written consent of Caterpillar Financial.

SECTION  11.  TERMINATION.  This  Guaranty  is irrevocable and may be terminated
-------------------------
only as to indebtedness created sixty (60) days after actual receipt by Caterpillar Financial of written notice of termination hereof, provided however, that all indebtedness incurred, created or arising pursuant to a commitment of Caterpillar Financial made prior to the effective date of such termination (the "Termination Date") and any extensions, renewals or modifications of such Indebtedness (including without limitation loan and/or other commitments) agreed to or instituted by Caterpillar Financial prior to the Termination Date shall not be effected by such termination and shall be deemed to have been incurred prior to termination (irrespective of whether indebtedness arising thereunder occurs after the Termination Date) and shall be fully covered by this Guaranty. Any termination of this Guaranty shall be ineffective unless upon the Termination Date Guarantor deposits with Caterpillar Financial collateral in the form of cash in an amount not less than the amount of the indebtedness outstanding on the Termination Date. Such cash shall be held by Caterpillar Financial in a separate account and shall be returned to Guarantor upon the full and indefeasible payment of all of the indebtedness.

SECTION  12.  GOVERNING  LAW;  WAIVER OF JURY.  This Guaranty shall be construed
---------------------------------------------
liberally in favor of Caterpillar Financial and shall be governed and construed in accordance with the substantive laws of the State of Tennessee without regard to the conflicts of laws principals thereof. ANY ACTION, SUIT OR PROCEEDING
RELATING DIRECTLY OR INDIRECTLY TO THIS GUARANTY OR THE RELATIONSHIP BETWEEN GUARANTOR AND CATERPILLAR FINANCIAL WILL BE TRIED IN A COURT OF COMPETENT JURISDICTION BY A JUDGE WITHOUT A JURY. AS SUCH, GUARANTOR HEREBY WAIVES ANY RIGHT TO A JURY TRIAL IN ANY SUCH ACTION, SUIT OR PROCEEDING. IN THE EVENT OF LITIGATION, THIS GUARANTY MAY BE FILED AS A WRITTEN CONSENT TO TRIAL BY THE COURT.

SECTION  13.  SEVERABILITY.  If  any  provision  of  this Guaranty is held to be
--------------------------
illegal, invalid or unenforceable under present or future laws effective during the term hereof, such provision shall be fully severable, this Guaranty shall be construed and enforceable as if the legal, invalid or unenforceable provision had never comprised a part of it, and the remaining provisions of this Guaranty shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance herefrom.

IN WITNESS WHEREOF, Guarantor has executed this Guaranty in favor of Caterpillar Financial on the day, month and year first written above.

 GUARANTOR HAS READ AND FULLY UNDERSTANDS ALL OF THE PROVISIONS OF THIS GUARANTY

                                          (Complete Address, Phone, SSN
                                          if Guarantor is an individual)

Guarantor:  APOLLO GOLD, INC.             Address:______________________________

Signature: /s/  Ken Eickerman             ______________________________________
              ----------------

Name (PRINT):  Ken Eickerman              Phone:________________________________
             -----------------

Title: CORPORATION                        SSN:__________________________________

                              AMORTIZATION SCHEDULE
                                (Multiple Assets)

        Prepared Jan-04-2002 10:11 by . . . . . . . . . . . Lyn Freshour
        Quote number . . . . . . . . . . . . . . . . . . . . . RFL-01191
        365 day calculations . . . . . . . . . . . . . . . . . . 360/360

        Customer . . . . . . . . . . . . . .MONTANA TUNNELS MINING, INC.
        Model . . . . . . . . . . . . . . . . . . . . . .Multiple Assets

            Number
                of
          Payments     Starting                          Interest                    Ending
     Date     Made     Balance     Loan     Payments     7.49999%   Principal       Balance

Jan-01-02        0        0.00  638,154.50        0.00      0.00         0.00    638,154.50
Feb-01-02        1  638,154.50        0.00        0.00  3,988.46    -3,988.46    642,142.96
Mar-01-02        2  642,142.96        0.00   15,809.76  4,013.40    11,796.36    630,346.59
Apr-01-02        3  630,346.59        0.00   15,809.76  3,939.66    11,870.10    618,476.49
May-01-02        4  618,476.49        0.00   15,809.76  3,865.48    11,944.28    606,532.20
Jun-01-02        5  606,532.20        0.00   15,809.76  3,790.82    12,018.94    594,513.26
Jul-01-02        6  594,513.26        0.00   15,809.76  3,715.70    12,094.06    582,419.20
Aug-01-02        7  582,419.20        0.00   15,809.76  3,640.12    12,169.64    570,249.56
Sep-01-02        8  570,249.56        0.00   15,809.76  3,564.06    12,245.70    558,003.85
Oct-01-02        9  558,003.85        0.00   15,809.76  3,487.52    12,322.24    545,681.61
Nov-01-02       10  545,681.61        0.00   15,809.76  3,410.52    12,399.24    533,282.36
Dec-01-02       11  533,282.36        0.00   15,809.76  3,333.02    12,476.74    520,805.61
                                ----------  ---------- ----------  ----------
                                638,154.50  158,097.60 40,748.76   117,348.84

Jan-01-03       12  520,805.61        0.00   15,809.76  3,255.04    12,554.72    508,250.88
Feb-01-03       13  508,250.88        0.00   15.809.76  3,176.56    12,633.20    495,617.68
Mar-01-03       14  495,617.68        0.00   15,809.76  3,097.62    12,712.14    482,905.52
Apr-01-03       15  482,905.52        0.00   15,809.76  3,018.16    12,791.60    470,113.92
May-01-03       16  470,113.92        0.00   15,809.76  2,938.22    12,871.54    457,242.37
Jun-01-03       17  457,242.37        0.00   15,809.76  2,857.76    12,952.00    444,290.37
Jul-01-03       18  444,290.37        0.00   15,809.76  2,776.82    13,032.94    431,257.42
Aug-01-03       19  431,257.42        0.00   15,809.76  2,695.36    13,114.40    418,143.01
Sep-01-03       20  418,143.01        0.00   15,809.76  2,613.40    13,196.36    404,946.64
Oct-01-03       21  404,946.64        0.00   15,809.76  2,530.92    13,278.84    391,667.80
Nov-01-03       22  391,667.80        0.00   15,809.76  2,447.92    13,361.84    378,305.96
Dec-01-03       23  378,305.96        0.00   15,809.76  2,364.42    13,445.34    364,860.60
                                ----------  ---------- ----------  ----------
                                      0.00  189,717.12 33,772.20   155,944.92

Jan-01-04       24  364,860.60        0.00   15,809.76  2,280.34    13,529.38    351,331.22
Feb-01-04       25  351,331.22        0.00   15.809.76  2,195.82    13,613.94    337,717.28
Mar-01-04       26  337,717.28        0.00   15,809.76  2,110.74    13,699.02    324,018.25
Apr-01-04       27  324,018.25        0.00   15,809.76  2,025.12    13,784.64    310,233.60
May-01-04       28  310,233.60        0.00   15,809.76  1,938.96    13,870.80    296,362.80
Jun-01-04       29  296,362.80        0.00   15,809.76  1,852.26    13,957.50    282,405.30
Jul-01-04       30  282,405.30        0.00   15,809.76  1,765.04    14,044.72    268,360.57
Aug-01-04       31  268,360.57        0.00   15,809.76  1,677.26    14,132.50    254,228.06
Sep-01-04       32  254,228.06        0.00   15,809.76  1,588.92    14,220.84    240,007.22
Oct-01-04       33  240,007.22        0.00   15,809.76  1,500.04    14,309.72    225,697.51
Nov-01-04       34  225,697.51        0.00   15,809.76  1,410.60    14,399.16    211,298.35
Dec-01-04       35  211,298.35        0.00   15,809.76  1,320.62    14,489.14    196,809.21
                                ----------  ---------- ----------  ----------
                                      0.00  189,717.12 21,665.76   168,051.36

Jan-01-05       36  196,809.21        0.00   15,809.76  1,230.06    14,579.70    182,229.50
Feb-01-05       37  182,229.50        0.00   15.809.76  1,138.94    14,670.82    167,558.68
Mar-01-05       38  167,558.68        0.00   15,809.76  1,047.24    14,762.52    152,796.16
Apr-01-05       39  152,796.16        0.00   15,809.76    954.98    14,854.78    137,941.37
May-01-05       40  137,941.37        0.00   15,809.76    862.14    14,947.62    122,993.74
Jun-01-05       41  122,993.74        0.00   15,809.76    768.72    15,041.04    107,952.69
Jul-01-05       42  107,952.69        0.00   15,809.76    674.70    15,135.06     92,817.64
Aug-01-05       43   92,817.64        0.00   15,809.76    580.12    15,229.64     77,587.99
Sep-01-05       44   77,587.99        0.00   15,809.76    484.92    15,324.84     62,263.15
Oct-01-05       45   62,263.15        0.00   15,809.76    389.14    15,420.62     46,842.53

                              AMORTIZATION SCHEDULE
                                (Multiple Assets)

     Prepared Jan-04-2002 10:11 by . . . . . . . . . . . .Lyn Freshour
     Quote number . . . . . . . . . . . . . . . . . . . . . .RFL-01191
     365 day calculations . . . . . . . . . . . . . . . . . . .360/360

     Customer . . . . . . . . . . . . . . MONTANA TUNNELS MINING, INC.
     Model . . . . . . . . . . . . . . . . . . . . . . Multiple Assets

            Number
                of
          Payments     Starting                          Interest                    Ending
     Date     Made     Balance     Loan     Payments     7.49999%   Principal       Balance

Nov-01-05       46   46,842.53        0.00   15,809.76    292.76    15,517.00     31,325.54
Dec-01-05       47   31,325.44        0.00   15,809.76    195.78    15,613.98     15,711.56
                                ----------  ---------- ----------  ----------
                                      0.00  189,717.12  8,619.50   181,097.62

Jan-01-06       48   15,711.56        0.00   15,809.76     98.00    15,711.76          0.00
                                ----------  ---------- ----------  ----------
                                      0.00   15,809.76     98.00    15,711.76

TOTAL                           638,154.50  743,058.72 104,904.22  638,154.50
                                ==========  ========== ==========  ==========

Ending balance not equal to early buy out amount.